Exhibit 23

                                                 [ARTHUR ANDERSEN LOGO]

 CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


As independent certified public accountants, we hereby consent to the incorporation of our report dated January 19, 2000, incorporated by reference in this Form 10-K, into the Company's previously filed Registration Statements (File Nos. 33-1900, 33-41204 and 333-14925).


                            /S/  ARTHUR ANDERSEN LLP

Orlando, Florida
  March 15, 2000